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                                                                Exhibit 10.27.1

                     FIRST AMENDMENT TO AND CONFIRMATION OF
                 AGREEMENT OF GUARANTY AND SURETYSHIP (PAYMENT)


         THIS FIRST AMENDMENT TO AND CONFIRMATION OF AGREEMENT OF GUARANTY AND SURETYSHIP (PAYMENT) is made and entered into as of the 15th day of December, 2000, by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender") and INTERSTATE HOTELS CORPORATION, a Maryland corporation ("Guarantor").

                              W I T N E S S E T H:

         WHEREAS, on February 14, 2000 INTERSTATE PITTSBURGH HOTEL HOLDINGS, L.L.C., a Delaware limited liability company (the "Borrower") and Lender entered into a certain Loan Agreement (the "Loan Agreement") wherein the Lender agreed to make a term loan to the Borrower in a principal amount not to exceed SEVEN MILLION FIVE HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($7,560,000) (the "Loan"), as evidenced by a certain Mortgage Note dated as of February 14, 2000, executed and delivered by the Borrower to the Lender (the "Note") (all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement unless defined to the contrary herein); and

         WHEREAS, Guarantor executed and delivered to Lender a certain Agreement of Guaranty and Suretyship (Payment) dated as of February 14, 2000 (the "Guaranty") as security for the Loan; and

         WHEREAS, the Borrower and Lender have agreed to make certain amendments to the Loan Agreement and have executed and entered into a First Amendment to Loan Agreement of even date herewith in order to modify certain financial covenants with respect to the Guarantor (the Loan Agreement as amended by the First Amendment to Loan Agreement is hereinafter referred to as the "Amended Loan Agreement"); and

         WHEREAS, simultaneous with the execution and delivery of the Amended Loan Agreement, Guarantor and Lender have agreed to make certain amendments to the Guaranty in order to reflect the provisions of the Amended Loan Agreement.

         NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound hereby, covenant and agree as follows:

         1. Guarantor hereby consents to the execution by the Borrower and the Lender, as applicable, of the Amended Loan Agreement (the Amended Loan Agreement and this First Amendment to and Confirmation of Agreement of Guaranty and Suretyship (Payment) are hereinafter collectively referred to as the "Amended Loan Documents").

         2. All references in the Guaranty to the "Loan Agreement" shall be deemed to refer to and include the Amended Loan Agreement.


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         3. The financial covenant set forth in set forth in Paragraph 16 clause
(ii), of the Guaranty is hereby deleted in its entirety and replaced as follows.

                  (ii) Pro forma Permanent Loan Debt Service Coverage Ratio. The Pro forma Permanent Loan Debt Service Coverage Ratio with respect to the undersigned shall be at least 1.30 to 1.00; and

         4. All references to the "Loan Documents" in the Guaranty are hereby deemed to collectively include the Amended Loan Documents.

         5. The Guarantor hereby confirms and agrees that, except as amended hereby, all terms and conditions of the Guaranty executed by the Guarantor (including, without limitation, any and all confessions of judgment, waivers of trial by jury, representations, warranties, covenants and warrants of attorney set forth therein, if any) shall remain in full force unimpaired by the execution by Borrower and the Lender of the Amended Loan Agreement.

         6. The Guarantor agrees that the Guarantor has no offsets or defenses to the enforcement of the Guaranty by the Lender.

         7. Except as specifically amended herein, the Guaranty is hereby ratified and confirmed and shall remain in full force and effect.

         8. This First Amendment to and Confirmation of Agreement of Guaranty and Suretyship (Payment) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         9. This First Amendment to and Confirmation of Agreement of Guaranty and Suretyship (Payment) may be executed in any number of counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment to and Confirmation of Agreement of Guaranty and Suretyship (Payment) as of the day and year first above written.

ATTEST/WITNESS:                             INTERSTATE HOTELS CORPORATION, a
                                            Maryland corporation



                                            Name:  /s/  J. William Richardson
                                                   ---------------------------

By:   /s/  Timothy Q. Hudak                 By:    J. William Richardson
   ----------------------------
Title:   Secretary                          Title: Vice Chairman
      -------------------------



ATTEST/WITNESS:                             PNC BANK, NATIONAL ASSOCIATION, a
                                            national banking association


                                            Name:    /s/  Randall Cornelius
                                                   ---------------------------
By:     /s/  L. Ishne                       By:    Randall Cornelius
   ----------------------------
Title:   Vice President                     Title: Assistant Vice President
      -------------------------


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